UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2013

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Table	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 16, 2013, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of Hovnanian Enterprises, Inc. (“Hovnanian”), completed a registered underwritten public offering of $41,581,000 aggregate principal amount of 6.25% Senior Notes due 2016 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated September 11, 2013, among K. Hovnanian, Hovnanian, as guarantor, the subsidiary guarantors named therein, and Credit Suisse Securities (USA) LLC. In connection with the consummation of the offering of the Notes, K. Hovnanian, Hovnanian, the subsidiary guarantors party thereto and Deutsche Bank National Trust Company, as successor trustee (the “Trustee”), entered into an Eleventh Supplemental Indenture dated September 16, 2013 (the “Supplemental Indenture”), to the Indenture dated as of August 8, 2005 (the “Base Indenture” and together with the Supplemental Indenture, the “Indenture”), among K. Hovnanian, Hovnanian, the subsidiary guarantors party thereto and the Trustee. The Notes were issued as additional 6.25% Senior Notes due 2016 under the Indenture.

Hovnanian and most of its existing and future restricted subsidiaries are guarantors of the Notes. Hovnanian’s home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures, subsidiaries holding interests in its joint ventures and its foreign subsidiary are not guarantors or restricted subsidiaries.

The Notes bear interest at 6.25% per annum and mature on January 15, 2016. Interest is payable semi-annually on January 15 and July 15 of each year, beginning on January 15, 2014, to holders of record at the close of business on January 1 or July 1, as the case may be, immediately preceding each such interest payment date.

The Indenture contains restrictive covenants that limit among other things, the ability of Hovnanian and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase common and preferred stock, make other restricted payments, make investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Indenture also contains customary events of default which would permit the holders of the Notes to declare those Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Notes or other material indebtedness, the failure to satisfy covenants and specified events of bankruptcy and insolvency.

The sale of the Notes was made pursuant to Hovnanian’s, K. Hovnanian’s and the subsidiary guarantors’ Registration Statement on Form S-3 (File No. 333-189802) (the “Registration Statement”) and the prospectus supplement, dated September 11, 2013, to the prospectus contained therein dated August 23, 2013.

Hovnanian intends to use the net proceeds from the offering of the Notes to fund the redemption (the “Redemption”) of all of K. Hovnanian’s outstanding 6.5% Senior Notes due 2014 (the “6.5% Senior Notes”) and 6.375% Senior Notes due 2014 (the “6.375% Senior Notes” and, together with the 6.5% Senior Notes, the “2014 Notes”) and to pay related fees and expenses. As of July 31, 2013, there were approximately $36.7 million aggregate principal amount of 6.5% Senior Notes outstanding and approximately $3.0 million aggregate principal amount of 6.375% Senior Notes outstanding. On September 16, 2013, concurrently with the closing of the offering, K. Hovnanian issued notices of redemption to holders of the 2014 Notes specifying a redemption date for the 2014 Notes of October 15, 2013.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 8.01 below, as to the covenant defeasance of the indentures governing the 2014 Notes, is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

In connection with the Redemption, on September 16, 2013, Hovnanian effected a covenant defeasance of the indentures governing the 2014 Notes.

In connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Underwriting Agreement, (ii) the Supplemental Indenture, (iii) the legal opinion of Simpson Thacher & Bartlett LLP, and related consent, (iv) the legal opinion of Michael Discafani, Vice President and Corporate Counsel of Hovnanian, and related consent and (v) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.2	Underwriting Agreement dated September 11, 2013, among Hovnanian, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC.

Exhibit 4.26	Eleventh Supplemental Indenture dated as of September 16, 2013, among K. Hovnanian, Hovnanian and the other guarantors named therein and Deutsche Bank National Trust Company, as trustee.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Michael Discafani, Vice President and Corporate Counsel of Hovnanian.

Exhibit 23.4	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.5	Consent of Michael Discafani, Vice President and Corporate Counsel of Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-189802).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ J. Larry Sorsby

Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

Date: September 16, 2013

INDEX TO EXHIBITS

Exhibit 1.2	Underwriting Agreement dated September 11, 2013, among Hovnanian, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC.

Exhibit 4.26	Eleventh Supplemental Indenture dated as of September 16, 2013, among K. Hovnanian, Hovnanian and the other guarantors named therein and Deutsche Bank National Trust Company, as trustee.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Michael Discafani, Vice President and Corporate Counsel of Hovnanian.

Exhibit 23.4	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.5	Consent of Michael Discafani, Vice President and Corporate Counsel of Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-189802).